John Hancock

Retirement Funds

CLASS R1 SHARES Bond Fund Strategic Income Fund

Prospectus 10.1.2007 as revised 3.1.2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

JOHN HANCOCK RETIREMENT FUNDS

Bond Fund	4
Strategic Income Fund	6

YOUR ACCOUNT

Who can buy Class R1 shares	8
Class R1 shares cost structure	8
Opening an account	8
Information for plan participants	9
Transaction policies	9
Dividends and account policies	11
Additional investor services	12

FUND DETAILS

Business structure	13
Management biographies	15
Financial highlights	16

FOR MORE INFORMATION	BACK COVER

Overview

John Hancock Retirement Funds

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm

All John Hancock retirement funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of June 30, 2007, managed approximately $35 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

Bond Fund

GOAL AND STRATEGY

The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund’s average maturity.

In managing the fund’s portfolio, the management team concentrates on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the management team tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the management team uses bottom-up research to find securities that appear comparatively undervalued. The management team looks at bonds of all quality levels and maturities from many different issuers, potentially including foreign governments and corporations denominated in U.S. dollars or foreign currencies. The fund will not invest more than 10% of its total assets in securities denominated in foreign currencies.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies).

The fund’s investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

PAST PERFORMANCE

The graph shows how the fund’s total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund’s risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R1, total returns	Class R1 calendar year total returns (without sales charge)
2007 return as of 6-30-07: 0.43%
Best quarter: Q3 ’06, 3.59%		2004	2005	2006
Worst quarter: Q2 ’04, –2.62%

After-tax returns
After-tax returns are shown for Class R1 shares.
They are calculated using the historical highest
individual federal marginal income-tax rates
and do not reflect the impact of state and local
taxes. Actual after-tax returns depend on the
investor’s tax situation and may differ from those
shown. Since Class R1 shares are only offered to		[Bar Chart]
retirement plans, the after-tax returns shown
may not be relevant to Class R1 shareholders.		4.37%	2.10%	3.68%

Index (reflects no fees or taxes)

Lehman Brothers Government/Credit	Average annual total returns (including sales charge) for periods ended 12-31-06
Bond Index, an unmanaged index of U.S.
government, U.S. corporate and Yankee bonds.				Life of
			1 year	Class R1

	Class R1 before tax (began 8-5-03)		3.68%	4.47%
	Class R1 after tax on distributions		2.12%	2.83%
	Class R1 after tax on distributions, with sales		2.36%	2.86%
	Lehman Brothers Government/Credit Bond Index		3.78%	4.18%

-

4

MAIN RISKS

The major factors in this fund’s performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund’s average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as “junk bonds”) have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

  Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.
  If interest rate movements cause the fund’s mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund’s share price or yield could be hurt.
  In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
  Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities’ market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities not backed by the full faith and credit of the United States.

YOUR EXPENSES

Operating expenses are paid from the fund’s assets and, therefore, are paid by shareholders indirectly.

Annual operating expenses
Management fee	0.50%
Distribution and service (12b-1) fees	0.50%
Service plan fee	0.25%
Other expenses	0.47%
Total fund operating expenses	1.72%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund’s actual expenses and returns, either past or future.

Expenses	Year 1	Year 3	Year 5	Year 10
Class R1	$175	$542	$933	$2,030

SUBADVISER

MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)

Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

Barry H. Evans, CFA
Joined fund team in 2002

Howard C. Greene, CFA
Joined fund team in 2002

Jeffrey N. Given, CFA
Joined fund team in 2006

Managers share investment strategy and decisions

See page 15 for the management biographies.

FUND CODES
Class R1	Ticker	JHBRX
	CUSIP	410223507
	Newspaper	—
	SEC number	811-2402
	JH fund number	621

5

Strategic Income Fund

GOAL AND STRATEGY

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

  foreign government and corporate debt securities from developed and emerging markets
  U.S. government and agency securities
  U.S. high yield bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund may invest up to 10% of its total assets in securities rated in default by Standard & Poor’s or Moody’s, it generally intends to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund’s average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one sector.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

PAST PERFORMANCE

The graph shows how the fund’s total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund’s risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R1, total returns	Class R1 calendar year total returns (without sales charge)
2007 return as of 6-30-07: 1.94%
Best quarter: Q4 ’04, 5.89%	2004	2005	2006
Worst quarter: Q2 ’04, –3.37%

After-tax returns
After-tax returns are shown for Class R1 shares.
They are calculated using the historical highest
individual federal marginal income-tax rates
and do not reflect the impact of state and local
taxes. Actual after-tax returns depend on the
investor’s tax situation and may differ from those
shown. Since Class R1 shares are only offered to	[Bar Chart]
retirement plans, the after-tax returns shown
may not be relevant to Class R1 shareholders.	8.39%	2.04%	4.17%

Indexes (reflect no fees or taxes)
Merrill Lynch High Yield Master II Index, an	Average annual total returns (including sales charge) for periods ended 12-31-06 unmanaged index consisting of U.S. dollar-
denominated public corporate issues with par			Life of
amounts greater than $100 million that are rated		1 year	Class R1
below investment grade.	Class R1 before tax (began 8-5-03)	4.17%	6.34%
Merrill Lynch AAA U.S. Treasury/Agency	Class R1 after tax on distributions	1.22%	3.67%
Master Index, an unmanaged index of fixed-	Class R1 after tax on distributions, with sales	2.69%	3.86%
rate U.S. Treasury and agency securities.	Merrill Lynch High Yield Master II Index*	11.74%	10.66%
Citigroup World Government Bond Index,	Merrill Lynch AAA U.S. Treasury/Agency Master Index*	3.47%	3.70%
an unmanaged index consisting of approximately	Citigroup World Government Bond Index*	6.12%	5.50%
650 securities issued by 18 governments in	Lehman Aggregate Bond Index*	4.33%	4.35%
various countries.
Lehman Aggregate Bond Index, an	* Prior to December 29, 2006, the fund compared its performance to the Merrill Lynch High Yield Master II Index,
unmanaged index of dollar-denominated	the Merrill Lynch AAA U.S. Treasury/Agency Master Index and the Citigroup World Government Bond Index. After
and nonconvertible investment-grade	this date, the fund changed the index to which it compares its performance to the Lehman Aggregate Bond Index,
debt issues.	which is a commonly used performance reference for many different types of fixed-income products and is also
	currently used as a benchmark by several competing funds that fall in the multi-sector category.

6

MAIN RISKS

The fund’s risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund’s average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as “junk bonds”) have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

  Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.
  If interest rate movements cause the fund’s callable securities to be paid off substan- tially earlier or later than expected, the fund’s share price or yield could be hurt.
  Stock investments may go down in value due to stock market movements or negative company or industry events.
  In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
  Certain derivatives could produce disproportionate losses.

YOUR EXPENSES

Operating expenses are paid from the fund’s assets and, therefore, are paid by shareholders indirectly.

Annual operating expenses
Management fee	0.36%
Distribution and service (12b-1) fees	0.50%
Service plan fee	0.25%
Other expenses	0.15%
Total fund operating expenses	1.26%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund’s actual expenses and returns, either past or future.

Expenses	Year 1	Year 3	Year 5	Year 10
Class R1	$128	$400	$692	$1,523

SUBADVISER

MFC Global Investment Management (U.S.),
LLC (formerly known as Sovereign Asset
Management LLC)

Responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1979
Supervised by the adviser

PORTFOLIO MANAGERS

Daniel S. Janis III
Joined fund team in 1999
Primarily responsible for fund management
and day-to-day purchase and sale decisions

John F. Iles
Joined fund team in 2005
Analysis of specific issuers pertaining to high yield
and emerging markets

Barry H. Evans, CFA
Joined fund team in 2006
Analysis of global economic conditions

See page 15 for the management biographies.

FUND CODES
Class R1	Ticker	JSTRX
	CUSIP	410227821
	Newspaper	—
	SEC number	811-4651
	JH fund number	691

7

Your account

WHO CAN BUY CLASS R1 SHARES

Class R1 shares are available to certain types of investors, as noted below:

  401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
  The plan’s recordkeeper or financial service firm must have an agreement with John Hancock Funds, LLC to utilize Class R1 shares in certain investment products or programs.
  Class R1 shares are available only to retirement plans, tradi- tional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs where the shares are held on the books of the funds through investment only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).

Class R1 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or Individual 403(b) plans.

CLASS R1 SHARES COST STRUCTURE

Class R1 shares are offered without any front-end or contingent deferred sales charges.

Class R1 shares have a Rule 12b-1 plan and a separate Service Plan. Under the 12b-1 plan, each fund pays a fee of up to 0.50% for the sale, distribution and service of its shares, including services to retirement plans or plan participants. In addition, under the Service Plan, a fund may pay a separate service fee of up to 0.25% for certain other services to retirement plans or participants.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other share classes of the funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, finan-cial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

  directly, by the payment of sales commissions, if any; and
  indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in our efforts to promote the sale of the funds’ shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds’ net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor’s revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.

OPENING AN ACCOUNT

1	Read this prospectus carefully.

2	Determine if you are eligible, referring to WHO CAN BUY CLASS R1 SHARES.

3	Eligible retirement plans generally may open an account and purchase Class R1 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R1 shares of the funds. Additional shares may be purchased through a retire- ment plan’s administrator or recordkeeper. There is no mini- mum initial investment for Class R1 shares. A retirement plan participant can obtain a retirement plan application or a rollover individual retirement account application from his/her financial representative, plan administrator or by calling John Hancock Signature Services, Inc. (Signature Services), the fund’s transfer agent at 1-888-972-8696.

8   Y O U R  A C C O U N T

INFORMATION FOR PLAN PARTICIPANTS

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R1 shares of the funds.

TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available, or are considered by the Adviser to be unreliable, a fund will use a security’s fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its NAV. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund’s shares will not be priced on those days. This may change the fund’s NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Execution of requests The funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, the funds may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class R1 shares for Class R1 shares of other John Hancock Funds that are available through your plan, or Money Market Fund Class A shares without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R1 shares.

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in “market timing” or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific “Limitation on exchange activity” described below if the funds or their agents determine

Y O U R   A C C O U N T   9

that accepting the order could interfere with the efficient management of a fund’s portfolio or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds’ judgment, such delay would be in the funds’ best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ NAVs at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The funds’ board of trustees has adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity Pursuant to the policies and procedures adopted by the Board of Trustees, the fund, or its agent, may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds, if the fund, or its agent, determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund, or its agent, cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund, or its agent, may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds’ ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of a fund’s shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail its trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, and may result in the fund engaging in

10   Y O U R  A C C O U N T

certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

  A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
  A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under vALUATION OF SHARES entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certifi-cates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

DIVIDENDS AND ACCOUNT POLICIES

Account statements  In general, you will receive account statements as follows:

  after every transaction (except a dividend reinvestment) that affects your account balance after any changes of name or address of the registered owner(s)
  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

The transfer agent maintains an account for each financial services firm and records all account transactions. Retirement Plan Accounts will be sent confirmation statements showing the details of your transactions as they occur.

Dividends Bond Fund and Strategic Income Fund generally declare dividends daily and pay them monthly. The funds declare and pay any income dividends annually. Any capital gains are distributed annually. With respect to Bond Fund and Strategic Income Fund, your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable or the combined amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends from a fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Y O U R  A C C O U N T   11

ADDITIONAL INVESTOR SERVICES

Fund securities The funds’ portfolio securities disclosure policy can be found in each fund’s SAI and on the funds’ Web site, www.jhfunds.com. The funds’ Web site also lists fund holdings. Portfolio holding information is posted on the funds’ Web site each month on a one-month lag and is available on the funds’ Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds’ Web site.

12   Y O U R   A C C O U N T

Fund details

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the funds. Each fund’s board of trustees oversees the fund’s business activities and retains the services of the various firms that carry out the fund’s operations.

The trustees of Bond Fund have the power to change the focus of the fund’s 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Shareholders
Financial services firms and their representatives
Advise current and prospective shareholders on their fund investments, often in the context of an overall financial plan.
Distribution and shareholder services
Principal distributor
John Hancock Funds, LLC
Markets the funds and distributes shares through selling brokers, financial planners and other financial representatives.
Transfer agent
John Hancock Signature Services, Inc.
Handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy and sell requests.
Subadviser
MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199
Provide portfolio management to certain funds.
Investment adviser
John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805
Manages the funds' business and investment activities.
Custodian
The Bank of New York
One Wall Street
New York, NY 10286
Holds the funds' assets, settles all portfolio trades and collects most of the valuation data required for calculating each fund's NAV.
Asset management
Trustees
Oversee the funds' activities.

F U N D D E TA I L S 13

Management fees The management fees paid to the investment adviser by the John Hancock funds’ last fiscal year are as follows:

Fund	% of net assets
Bond	0.50%
Strategic Income	0.36

A discussion, regarding the basis for the board of trustees approving each fund’s investment advisory agreement, is available in each fund’s annual or semiannual report to shareholders, as follows:

Annual report dated May 31, 2007  Bond Fund, Strategic Income Fund

Subadviser MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)), subadvises Bond and Strategic Income Funds. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2007, had total assets under management of approximately $30 billion.

14 F U N D D E TA I L S

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock retirement funds, including a brief summary of their business careers over the past five years. The SAI of each fund includes additional details about its portfolio manager(s), including information about their compensation, accounts they manage (other than the fund) and their ownership of fund shares, if any.

Barry H. Evans, CFA	Howard C. Greene, CFA	Daniel S. Janis III

President and chief fixed-income officer, MFC	Senior vice president, MFC Global Investment	Senior vice president, MFC Global Investment
Global Investment Management (U.S.), LLC	Management (U.S.), LLC	Management (U.S.), LLC
Joined subadviser in 2005	Joined subadviser in 2005	Joined subadviser in 2005
Senior vice president, chief fixed-income	Senior vice president, John Hancock	Vice president, John Hancock Advisers, LLC
officer and chief operating officer, John	Advisers, LLC (2002–2005)	(1999–2005)
Hancock Advisers, LLC (1986–2005)	Vice president, Sun Life Financial	Began business career in 1984
Began business career in 1986	Services Company of Canada (1987–2002)
Began business career in 1979

Jeffrey N. Given, CFA	John F. Iles

Vice president, MFC Global Investment	Vice president, MFC Global Investment
Management (U.S.), LLC	Management (U.S.), LLC
Joined subadviser in 2005	Joined subadviser in 2005
Second vice president, John Hancock	Vice president, John Hancock Advisers, LLC
Advisers, LLC (1993–2005)	(1999–2005)
Began business career in 1993	Began business career in 1984

F U N D  D E TA I L S   15

FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund’s Class R1 shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Bond Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS R1 SHARES P E R I O D E N D E D	5 - 3 1 - 0 4[1]	5 - 3 1 - 0 5	5 - 3 1 - 0 6	5 - 3 1 - 0 7
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.93	$14.98	$15.30	$14.51
Net investment income[2]	0.54	0.67	0.59	0.65
Net realized and unrealized gain (loss) on investments	0.10	0.36	(0.75)	0.26
Total from investment operations	0.64	1.03	(0.16)	0.91
Less distributions
From net investment income	(0.59)	(0.71)	(0.62)	(0.68)
From capital paid-in	—	—	(0.01)	—
	(0.59)	(0.71)	(0.63)	(0.68)
Net asset value, end of period	$14.98	$15.30	$14.51	$14.74
Total return[3] (%)	4.30[4]	7.02	(1.09)	6.38
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)	—[5]	—[5]	$1	$1
Ratio of expenses to average net assets (%)	1.38[6]	1.12	1.76	1.72
Ratio of net investment income to average net assets (%)	4.40[6]	4.44	3.95	4.45
Portfolio turnover (%)	241[4]	139	135	106[7]

[1]Class R1 shares began operations on 8-5-03.
[2]Based on the average of the shares outstanding.
[3]Assumes dividend reinvestment and does not reflect the effect of sales charges.
[4]Not annualized.
[5]Less than $500,000.

[6]Annualized.
[7]The portfolio turnover rate including the effect of forward commitment trades is
123% for the year ended May 31, 2007. Prior years exclude the effect of forward commitment trades transactions.

16 F U N D N A M E

Strategic Income Fund
Figures audited by PricewaterhouseCoopers LLP.
CLASS R1 SHARES P E R I O D E N D E D	5 - 3 1 - 0 4[1]	5 - 3 1 - 0 5	5 - 3 1 - 0 6	5 - 3 1 - 0 7
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$6.83	$6.69	$6.99	$6.81
Net investment income[2]	0.26	0.29	0.28	0.29
Net realized and unrealized gain on investments	0.05	0.39	—	0.07
Total from investment operations	0.31	0.68	0.28	0.36
Less distributions
From net investment income	(0.30)	(0.34)	(0.32)	(0.32)
From net realized gain	(0.15)	(0.04)	(0.14)	(0.24)
	(0.45)	(0.38)	(0.46)	(0.56)
Net asset value, end of period	$6.69	$6.99	$6.81	$6.61
Total return[3] (%)	4.42[4]	10.36	4.07	5.58
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)	—[5]	$1	$4	$5
Ratio of net expenses to average net assets (%)	1.38[6]	1.08	1.19	1.26
Ratio of net investment income to average net assets (%)	4.66[6]	4.29	4.00	4.44
Portfolio turnover (%)	42[4]	29	52	118

[1] Class R1 shares began operations on 8-5-03. [2] Based on the average of the shares outstanding. [3] Assumes dividend reinvestment and does not reflect the effect of sales charges.	[4] Not annualized. [5] Less than $500,000. [6] Annualized.

F U N D  D E TA I L S   17

For more information

Two documents are available that offer further information on the John Hancock retirement funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund’s SAI includes a summary of the fund’s policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (and is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510

By phone: 1-888-972-8696 By TDD: 1-800-554-6713 On the Internet: www.jhfunds.com

In addition, you may visit the funds’ Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102 (duplicating fee required)

In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

©2007 JOHN HANCOCK FUNDS, LLC MAYMFRPN 3/08